ALLIANCE INCOME BUILDER FUND

SEMI-ANNUAL REPORT
APRIL 30, 1998

ALLIANCE CAPITAL



LETTER TO SHAREHOLDERS                             ALLIANCE INCOME BUILDER FUND
_______________________________________________________________________________

June 26, 1998

Dear Shareholder:

This semi-annual shareholder report contains investment results and market activity for Alliance Income Builder Fund for the period ended April 30, 1998.

INVESTMENT RESULTS
The following table shows your Fund's investment results, based on net asset value (NAV), for the six and 12-month periods ended April 30, 1998. Since your Fund is balanced between stocks and bonds, the Fund's performance is compared with a blended composite of two indices. This benchmark is a 60/40 Composite composed of 60% of the Lehman Brothers Government/Corporate Bond Index (LB Bond Index) and 40% of the S&P 500 Stock Index (S&P 500). As you can see from the chart, on an NAV basis, your Fund's Class A shares gained 12.55% and 24.03% for the six and 12-month periods ended April 30, 1998, respectively. Your Fund outperformed the 60/40 Composite for both the six and 12-month durations.

The outperformance of your Fund versus its benchmark was primarily attributed to the Fund having approximately 42% of its portfolio invested in stocks for most of the period, combined with the outperformance of the Fund's fixed income investments relative to the LB Bond Index.


INVESTMENT RESULTS*
Periods Ended April 30, 1998

                                       TOTAL RETURNS
                                   6 MONTHS      12 MONTHS
                                   --------      ---------
ALLIANCE INCOME BUILDER FUND
  Class A                           12.55%         24.03%
  Class B                           12.20%         23.13%
  Class C                           12.24%         23.22%

LEHMAN BROTHERS GOVERNMENT/
  CORPORATE BOND INDEX               3.64%         11.33%

S&P 500 STOCK INDEX                 22.50%         41.06%

60/40 COMPOSITE:
  Lehman Brothers Government/
  Corporate Bond Index/
  S&P 500 Stock Index               11.18%         23.22%


* THE FUND'S INVESTMENT RESULTS ARE TOTAL RETURNS FOR THE PERIODS AND ARE BASED ON THE NET ASSET VALUE OF EACH CLASS OF SHARES. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. TOTAL RETURN FOR ADVISOR CLASS SHARES WILL DIFFER DUE TO DIFFERENT EXPENSES ASSOCIATED WITH THAT CLASS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX (LB BOND INDEX) IS AN UNMANAGED INDEX THAT IS DESIGNED TO REPRESENT A COMBINATION OF THE GOVERNMENT BOND INDEX AND THE CORPORATE BOND INDEX AND INCLUDES U.S. GOVERNMENT TREASURY AND AGENCY SECURITIES, CORPORATE BONDS, AND YANKEE BONDS. THE S&P 500 STOCK INDEX (S&P 500) IS AN UNMANAGED INDEX OF 500 U.S. COMPANIES AND IS A COMMON MEASURE OF THE PERFORMANCE OF THE OVERALL U.S. STOCK MARKET. THE 60/40 COMPOSITE IS A BLEND OF BOTH THE S&P 500 AND THE LB BOND INDEX WITH A 60%/40% WEIGHTING, RESPECTIVELY. AN INVESTOR CANNOT INVEST DIRECTLY IN THE INDICES.


MARKET OVERVIEW
Starting in the middle of December 1997, the 30-year long bond rallied through 6% reaching a low of 5.7% in January. Investors thought the Fed was considering easing interest rates when the Asian crisis appeared particularly intense in January 1998, but there were two main conflicting forces that kept the Treasury bond market in trading range since that time. The strength of the


1


                                                   ALLIANCE INCOME BUILDER FUND
_______________________________________________________________________________

economy caused many domestic investors to sell, while the economic slowdown in Asia and Japan caused many foreigners to buy, reflecting a flight-to-quality. Strong employment growth, a boom in new home sales and healthy consumer spending contributed to a stronger than expected economic environment with first quarter Gross Domestic Product (GDP) at 4.2%. Furthermore, unemployment continues to decline, and the stock market continues to be strong. At the end of April 1998, the U.S. economy showed no signs of slowing, and the yield on the long bond had risen to 6%. With inflation running at a very low level (consumer prices rose 1.4% in the 12-month period ended in April 1998) and the continuing troubles in Asia, the Federal Open Market Committee left monetary policy unchanged in May 1998 with the Federal Funds Rate at 5.5%.

FIXED INCOME INVESTMENTS
Interest rates declined and bond prices rallied in January 1998. Consequently, we sold some longer-dated bonds, and later reinvested the proceeds at higher yields after the Treasury market declined in April. Additionally, selected preferred stocks proved less sensitive to interest rate swings and added attractive yields to your Fund's book.

Continued evidence of a growing economy, combined with generally positive earnings, has fueled persistent demand for corporate bonds. Our success in selecting improving credits, such as OpTel, Inc., continues to help us outperform the bond market. OpTel is primarily engaged in cable and telephony services. We also continue to research turnaround stories exemplified by our investment in Riverwood International Corp., a domestic paper company. This investment has also performed well, reflecting the market's favorable view of the company's new management and improving financial performance. As the current economic expansion matures, we will continue to balance credit quality, yield, and total return potential of alternative investments.

EQUITY INVESTMENTS
During the most recent six-month reporting period ended April 30, 1998, the Fund's equity assets had substantial appreciation, but slightly underperformed the S&P 500. Fortunately this underperformance was more than counterbalanced by our having been modestly overweighted in equities as a result of our discipline of buying into the stock market's weakness in the fourth quarter of calendar 1997. In recent months, we have exercised a similar discipline of selling stocks into strength, so that by the end of the period, the portfolio was back to its usual 40% equity exposure. Our strategy of re-allocating equity appreciation into higher yielding fixed income assets also enhances your Fund's income earning capability. Incidentally, despite our shortfall in relative performance over the last six months, the Fund's equities have outpaced the S&P 500 over the life of the Fund.

The largest sectors within your Fund's equity portfolio continue to be in the financial and consumer areas. Financials remain one of the strongest areas of the market as earnings trends are very strong, and the stocks sell at valuations that are at a discount to the average stock price. In keeping with our normal practice, we slightly reduced our commitment to this area by selectively selling into its extraordinary strength (such as Morgan Stanley, Dean Witter Discover & Co., and American Express Co.). Even with this moderate selling, we are still overweighted in financials, with over 20% of our equities in this sector. During the same period, consumer stocks were mixed, with more aggressive segments such as retailers and entertainment performing very well, while more defensive staples such as foods underperformed. The primary underperforming segments of the portfolio were high yielding real estate investment trusts (REITs), and energy stocks. We maintained our positions in REITs, but slightly reduced our relatively small energy holdings, as oil prices have been unusually weak. We continue to be significantly underweighted in technology stocks primarily because relatively few of them have dividends.

We continue to concentrate our equity investments in high-quality issues that have a history of increasing dividends. In that vein, your Fund's 10 largest equity holdings as of April 30, 1998, are: General Electric Co., Merck & Co., Inc., Philip Morris Cos., Inc., Travelers Group, Inc., Schering-Plough Corp., Royal Dutch Petroleum Co., Chevron Corp., Bristol-Myers Squibb Co., Inc., Exxon Corp., and Gillette Co. Of these largest holdings, only Bristol-Myers Squibb Co. is new to the portfolio within the last six months. In total, your Fund's equities' dividend yield is over 25% more than that of the S&P 500.


2


                                                   ALLIANCE INCOME BUILDER FUND
_______________________________________________________________________________

Thank you for your continued support in Alliance Income Builder Fund. We look forward to reporting to you on market activity and your Fund's investment results in the coming periods.

Sincerely,


John D. Carifa
Chairman and President


Andrew M. Aran
Senior Vice President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


3


INVESTMENT OBJECTIVE AND POLICIES                  ALLIANCE INCOME BUILDER FUND
_______________________________________________________________________________

Alliance Income Builder Fund seeks both an attractive level of current income and long-term growth of income and capital. The Fund invests principally in a non-diversified portfolio of fixed-income securities and dividend paying common stocks. Alliance currently expects to maintain approximately 60% of the Fund's net assets in fixed-income securities and 40% in equity securities.

INVESTMENT RESULTS

NAV AND SEC AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 1998

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      24.03%         18.73%
Since Inception*              15.15%         13.95%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      23.13%         19.13%
Since Inception*              14.36%         14.36%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      23.22%         22.22%
Five Years                    12.29%         12.29%
Since Inception*              10.54%         10.54%


SEC AVERAGE ANNUAL TOTAL RETURNS
AS OF THE MOST RECENT QUARTER-END (MARCH 31, 1998)

                               CLASS A       CLASS B        CLASS C
                               -------       -------        -------
1 Year                          22.06%        22.63%         25.51%
5 Years                          n/a           n/a           12.07%
Since Inception*                14.20         14.64          10.67


The Fund's investment results represent average annual total returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with that class.

SEC average annual total returns for the periods shown reflect reinvestment of all distributions and deduction of the maximum 4.25% front-end sales charges and applicable contingent deferred sales charges.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*    Inception: 3/25/94 Class A; 3/25/94 Class B; 10/25/91 Class C.

n/a: not applicable.


4


PORTFOLIO OF INVESTMENTS
APRIL 30, 1998 (UNAUDITED)                         ALLIANCE INCOME BUILDER FUND
_______________________________________________________________________________

                                                PRINCIPAL
                                                  AMOUNT
COMPANY                                            (000)      U.S. $ VALUE
---------------------------------------------------------------------------
CORPORATE DEBT OBLIGATIONS-45.8%
BANKING & FINANCE-6.0%
Advanta Capital Trust 8.99%, 12/17/26           $ 1,000      $   801,250
Arkwright CSN TR 9.63%, 8/15/26 (a)               1,000        1,148,258
DTI Holdings, Inc., Units 12.50%, 3/01/08         1,000          572,500
FBOP Capital Trust 10.20%, 2/06/27 (a)            1,000        1,078,746
                                                             ------------
                                                               3,600,754

CONSUMER PRODUCTS & SERVICES-3.5%
OpTel Inc., Series B 13.00%, 2/15/05 (b)          1,000        1,122,500
TCI Communications, Inc. 7.13%, 2/15/28           1,000          991,778
                                                             ------------
                                                               2,114,278

INDUSTRIAL-20.8%
American Banknote Corp. 11.25%, 12/01/07 (a)      1,000        1,007,500
American Mobile Units 12.25%, 4/01/08             1,000        1,020,000
Caliber Systems, Inc. 7.80%, 8/01/06              1,000        1,075,578
Econophone, Inc. Zero Coupon, 2/15/08 (a)         2,000        1,140,000
Facilicom International
  10.50%, 1/15/08 (a)                               500          517,500
Firstworld Communication Units
  13.00%, 4/15/08 (a)                             1,000          510,000
Insilco Corp. 10.25%, 8/15/07                       500          527,500
Interamericas Units 14.00%, 10/27/07                400          409,000
Iridium LLC Capital Corp. Series B
  14.00%, 7/15/05                                 1,000        1,140,000
KMC Telecom Holdings, Inc. Units
  12.50%, 2/15/08 (a)                             1,000          610,000
Long Distance International Units
  12.25%, 4/15/08 (a)                             1,000        1,005,000
Louis Dreyfus Natural Gas 6.88%,
  12/01/07                                        1,000          988,120
Riverwood International Corp. 10.63%, 8/01/07     1,000        1,057,500
Southwest Royalties, Inc. Series B
  10.50%, 10/15/04                                1,000          900,000
Viatel, Inc. Units 12.50%, 4/15/08                1,000          610,000
                                                             ------------
                                                              12,517,698

UTILITIES-3.4%
Calenergy Co., Inc. 7.63%, 10/15/07               1,000        1,002,179
Comed Financing II Series B 8.50%, 1/15/27        1,000        1,068,723
                                                             ------------
                                                               2,070,902

YANKEE BONDS-10.4%
Acindar Industries 11.25%, 2/15/04                1,000        1,052,500
Dao Heng Bank, Ltd. 7.75%, 1/24/07 (a)              500          440,625
Empresa Electrica Del Norte Grande, SA
  7.75%, 3/15/06 (a)                              1,685        1,492,472
Mc-Cuernavaca Trust 9.25%, 7/25/01 (a)            1,237        1,181,332
Perez Companc, SA 9.00%, 1/30/04 (a)                500          510,000
Tevecap, SA 12.63%, 11/26/04                      1,000        1,017,500
Vicap, SA 11.38%, 5/15/07 (a)                       500          550,000
                                                             ------------
                                                               6,244,429


5


PORTFOLIO OF INVESTMENTS (CONTINUED)               ALLIANCE INCOME BUILDER FUND
_______________________________________________________________________________

                                                SHARES OR
                                                PRINCIPAL
                                                 AMOUNT
COMPANY                                           (000)     U.S. $ VALUE
-------------------------------------------------------------------------
OTHER-1.7%
SB Treasury Co. LLC Series A, pfd.
  9.40%, 12/29/49 (a)                            $1,000     $  1,016,978

Total Corporate Debt Obligations
  (cost $27,045,168)                                          27,565,039

COMMON STOCKS & OTHER INVESTMENTS-41.9%
COMMON STOCKS-39.2%
CONSUMER PRODUCTS & SERVICES-10.8%
BROADCASTING & CABLE-0.4%
Comcast Corp. Cl. A                               7,120          254,985

DRUGS, HOSPITALS, SUPPLIES &
MEDICAL SERVICES-5.2%
Abbott Laboratories                               5,000          365,625
Becton, Dickinson & Co.                           2,000          139,250
Bristol-Myers Squibb Co.                          6,000          635,250
Health Care Property Investors, Inc.             14,000          472,500
Merck & Co., Inc.                                 7,000          843,500
Schering-Plough Corp.                             8,500          681,062
                                                             ------------
                                                               3,137,187

ENTERTAINMENT & LEISURE-1.5%
Carnival Corp. Cl. A                              5,000          347,812
Walt Disney Co.                                   4,500          559,406
                                                             ------------
                                                                 907,218

MULTI-INDUSTRY-0.3%
Canadian Pacific, Ltd.                            5,000          147,188

PACKAGING-0.3%
Crown Cork & Seal, Inc.                           3,500          182,219

RETAILING-1.7%
Dayton Hudson Corp.                               5,000          436,563
Gap, Inc.                                         1,500           77,156
May Department Stores Co.                         1,500           92,531
Wal-Mart Stores, Inc.                             8,000          404,500
                                                             ------------
                                                               1,010,750

OTHER-1.4%
Jostens, Inc.                                    14,700          348,206
Newell Co.                                        5,000          241,563
Donnelley (R.R.) & Sons Co.                       5,500          242,344
                                                             ------------
                                                                 832,113
                                                             ------------
                                                               6,471,660

FINANCIAL SERVICES-8.2%
BANKING & FINANCE-2.3%
BankAmerica Corp.                                 4,000          340,000
Chase Manhattan Corp.                             3,500          484,969
NationsBank Corp.                                 7,000          530,250
                                                             ------------
                                                               1,355,219

BROKERAGE & MONEY MANAGEMENT-1.9%
Legg Mason, Inc.                                  4,256          251,104
Merrill Lynch & Co., Inc.                         4,500          394,875
Morgan Stanley, Dean Witter & Co.                 6,500          512,687
                                                             ------------
                                                               1,158,666

INSURANCE-2.6%
American International Group, Inc.                4,200          552,562
Progressive Corp.                                 2,000          270,875
Travelers Group, Inc.                            12,249          749,486
                                                             ------------
                                                               1,572,923

REALTY-1.2%
Excel Legacy Corp. (c)                            4,988           26,187
Excel Realty Trust, Inc.                          4,988          133,429
IRT Property Co.                                  9,000          104,625


6


                                                   ALLIANCE INCOME BUILDER FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
JP Realty, Inc.                                   8,000      $   193,500
Storage USA, Inc.                                 3,000          113,625
Weingarten Realty Investors, Inc.                 4,000          170,500
                                                             ------------
                                                                 741,866

OTHER-0.2%
American Banknote Corp.
  warrants, expiring 12/01/02 (a)(c)              1,000            1,000
American Express Co.                              1,000          102,000
                                                             ------------
                                                                 103,000
                                                             ------------
                                                               4,931,674

CAPITAL GOODS-6.5%
AEROSPACE-0.4%
Boeing Co.                                        4,000          200,250

ELECTRICAL EQUIPMENT-2.6%
Emerson Electric Co.                              6,200          394,475
General Electric Co.                             14,000        1,191,750
                                                             ------------
                                                               1,586,225

MACHINERY-1.4%
Allied Signal, Inc.                              11,000          481,938
United Technologies Corp.                         3,500          344,531
                                                             ------------
                                                                 826,469

POLLUTION CONTROL-0.3%
Waste Management, Inc.                            6,000          201,000

TECHNOLOGY-1.8%
Hewlett Packard Co.                               4,500          338,906
Intel Corp.                                       7,000          565,687
Texas Instruments, Inc.                           3,000          192,188
                                                             ------------
                                                               1,096,781
                                                             ------------
                                                               3,910,725

CONSUMER STAPLES-6.5%
COSMETICS-1.5%
Avon Products, Inc.                               4,000          328,750
Gillette Co.                                      5,000          577,187
                                                             ------------
                                                                 905,937

FOODS, BEVERAGES & TOBACCO-4.1%
Campbell Soup Co.                                 8,000         $410,500
Heinz (H.J.) Co.                                  6,000          327,000
Hershey Foods Corp.                               5,000          366,250
McDonald's Corp.                                  2,500          154,688
Philip Morris Cos., Inc.                         21,300          794,756
Sara Lee Corp.                                    7,000          416,938
                                                             ------------
                                                               2,470,132

HOUSEHOLD PRODUCTS-0.9%
Proctor & Gamble Co.                              6,500          534,219
                                                             ------------
                                                               3,910,288

ENERGY-4.1%
OIL & GAS-3.6%
Chevron Corp.                                     8,000          661,500
Exxon Corp.                                       8,000          583,500
Royal Dutch Petroleum Co.                        12,000          678,750
Shell Transport & Trading Co. (ADR)               6,000          266,625
                                                             ------------
                                                               2,190,375

TRANSPORTATION-0.5%
Knightsbridge Tankers, Ltd.                      10,000          287,500
                                                             ------------
                                                               2,477,875

UTILITIES-2.4%
ELECTRIC-0.7%
FPL Group, Inc.                                   5,000          310,312
Houston Industries, Inc.                          5,000          145,313
                                                             ------------
                                                                 455,625

TELECOMMUNICATIONS-1.7%
GTE Corp.                                         9,715          567,720
Southern New England Telecommunications,
  Inc. Cl. A                                      4,000          280,000
U.S. West Communications Group                    3,000          158,250
                                                             ------------
                                                               1,005,970
                                                             ------------
                                                               1,461,595


7


PORTFOLIO OF INVESTMENTS (CONTINUED)               ALLIANCE INCOME BUILDER FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
BASIC INDUSTRIES-0.7%
CHEMICAL-0.7%
Du Pont (Ei) De Nemours                           4,000     $    291,250
Praxair, Inc.                                     3,000          150,938
                                                             ------------
                                                                 442,188

Total Common Stocks
  (cost $14,475,534)                                          23,606,005

PREFERRED STOCKS-2.7%
BANKING & FINANCE-0.6%
NB Capital Trust I pfd., 7.84%                   15,000          383,437

INDUSTRIAL-0.1%
CSC Holdings, Inc., pfd., Series M 11.13%           316           36,340

INSURANCE-0.3%
Penncorp Financial Group pfd., 3.38%              3,000          180,750

REALTY-1.7%
Pinto Totta International Finance
  Cl. A, pfd. (a)                                 1,000        1,019,890

Total Preferred Stocks
  (cost $1,619,638)                                            1,620,417

Total Common Stocks & Other Investments
  (cost $16,095,172)                                          25,226,422



                                                PRINCIPAL
                                                 AMOUNT
COMPANY                                           (000)     U.S. $ VALUE
-------------------------------------------------------------------------
GOVERNMENT OBLIGATION-1.6%
Republic of Colombia 8.63%, 4/01/08
  (cost $998,554)                                $1,000     $  1,000,000

CONVERTIBLE BONDS-1.2%
IRT Property Co. 7.30%, 8/15/03                     200          206,500
Liberty Property 8.20%, 7/01/01                     200          257,500
Magna International, Inc. 5.00%, 10/15/02           200          277,250
Total Convertible Bonds (cost $624,500)                          741,250

TIME DEPOSIT-8.8%
Rabobank 5.44%, 5/01/98 (cost $5,300,000)         5,300        5,300,000

TOTAL INVESTMENTS-99.3%
  (cost $50,063,394)                                          59,832,711
Other assets less liabilities-0.7%                               396,842

NET ASSETS-100%                                            $ 60,229,553


(a) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 1998, these securities amounted to $13,229,301 or 22.0% of net assets.

(b)  Consists of $1,000,000 senior notes and 1,000 shares of common stock.

(c)  Non-income producing security.

     Glossary:
     ADR - American Depositary Receipt

     See notes to financial statements.


8


STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1998 (UNAUDITED)                         ALLIANCE INCOME BUILDER FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $50,063,394)          $ 59,832,711
  Cash                                                                 129,841
  Receivable for investment securities sold                          5,365,303
  Interest and dividends receivable                                    618,152
  Receivable for capital stock sold                                     64,501
  Other assets                                                           3,675
  Total assets                                                      66,014,183

LIABILITIES
  Payable for investment securities purchased                        5,364,992
  Payable for capital stock redeemed                                   191,667
  Distribution fee payable                                              47,944
  Advisory fee payable                                                  37,287
  Accrued expenses                                                     142,740
  Total liabilities                                                  5,784,630

NET ASSETS                                                        $ 60,229,553
COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $      4,784
  Additional paid-in capital                                        46,405,681
  Undistributed net investment income                                  268,536
  Accumulated net realized gain on investments                       3,781,235
  Net unrealized appreciation of investments                         9,769,317
                                                                  $ 60,229,553

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share
    ($3,008,588 / 237,487 shares of capital stock
    issued and outstanding)                                             $12.67
  Sales charge--4.25% of public offering price                            0.56
  Maximum offering price                                                $13.23

  CLASS B SHARES
  Net asset value and offering price per share
    ($11,131,907 / 881,916 shares of capital stock
    issued and outstanding)                                             $12.62

  CLASS C SHARES
  Net asset value and offering price per share
    ($45,988,045 / 3,656,122 shares of capital stock
    issued and outstanding)                                             $12.58

  ADVISOR CLASS SHARES
  Net asset value, redemption and offering price per share
    ($101,013 / 7,975 shares of capital stock
    issued and outstanding)                                             $12.67


See notes to financial statements.


9


STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)        ALLIANCE INCOME BUILDER FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                        $  1,488,697
  Dividends (net of foreign taxes
    withheld of $889)                                  287,185    $  1,775,882

EXPENSES
  Advisory fee                                         216,552
  Distribution fee - Class A                             3,955
  Distribution fee - Class B                            48,675
  Distribution fee - Class C                           226,449
  Custodian                                             78,100
  Administrative                                        63,235
  Registration                                          49,848
  Audit and legal                                       45,886
  Transfer agency                                       19,583
  Directors' fees                                       16,916
  Printing                                               9,264
  Miscellaneous                                         18,038
  Total expenses                                                       796,501
  Net investment income                                                979,381

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investment transactions                       3,660,643
  Net change in unrealized appreciation of investments               2,058,585
  Net gain on investments                                            5,719,228

NET INCREASE IN NET ASSETS FROM OPERATIONS                        $  6,698,609


See notes to financial statements.


10


STATEMENT OF CHANGES IN NET ASSETS                 ALLIANCE INCOME BUILDER FUND
_______________________________________________________________________________

                                           SIX MONTHS ENDED          YEAR ENDED
                                            APRIL 30, 1998          OCTOBER 31,
                                              (UNAUDITED)              1997
                                           ----------------         -----------
INCREASE IN NET ASSETS
FROM OPERATIONS
  Net investment income                          $979,381           $1,945,996
  Net realized gain on
    investment transactions                     3,660,643            5,081,676
  Net change in unrealized appreciation
    of investments                              2,058,585            2,282,273
  Net increase in net assets
    from operations                             6,698,609            9,309,945
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income
    Class A                                       (52,626)             (86,312)
    Class B                                      (170,009)            (271,520)
    Class C                                      (792,604)          (1,648,855)
    Advisor Class                                  (1,831)             (13,598)
  Net realized gain on investments
    Class A                                      (209,838)            (100,177)
    Class B                                      (797,991)            (327,329)
    Class C                                    (3,902,121)          (2,292,629)
    Advisor Class                                  (7,079)              (3,688)
CAPITAL STOCK TRANSACTIONS
  Net increase                                  2,540,003               86,769
  Total increase                                3,304,513            4,652,606
NET ASSETS
  Beginning of year                            56,925,040           52,272,434
  End of period (including
    undistributed net investment
    income of $268,536 and $306,225,
    respectively)                             $60,229,553          $56,925,040


See notes to financial statements.


11


NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1998 (UNAUDITED)                         ALLIANCE INCOME BUILDER FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Income Builder Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1.00%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1.00% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to an ongoing distribution expense. Advisor Class shares are offered to investors participating in fee based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked price provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as an adjustment to interest income.

4. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date.


12


                                                   ALLIANCE INCOME BUILDER FUND
_______________________________________________________________________________

Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of
 .75 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 1998, the Fund reimbursed the Adviser for $63,235 of such expenses.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $19,704 for the six months ended April 30, 1998.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $1,282 from the sale of Class A shares and $12,540 and $3,521 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively, for the six months ended April 30, 1998.

Brokerage commissions paid on securities transactions for the six months ended April 30, 1998 amounted to $8,953 none of which was paid to affiliated brokers.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to the Class B and Class C shares. There is no distribution fee on the Advisor Class shares. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $1,964,822 and $1,358,381 for Class B and Class C shares respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term and U.S. government obligations) aggregated $19,949,612 and $24,194,633 respectively, for the six months ended April 30, 1998. There were purchases of $1,589,453 and sales of $1,605,820 of U.S. government and government agency obligations for the six months ended April 30, 1998.

At April 30, 1998, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $10,217,575 and gross unrealized depreciation of investments was $448,258 resulting in net unrealized appreciation of $9,769,317.


13


NOTES TO FINANCIAL STATEMENTS (CONTINUED)          ALLIANCE INCOME BUILDER FUND
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
There are 8,000,000,000 shares of $0.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class. Each class consists of 2,000,000,000 authorized shares. Transactions in capital stock were as follows:


                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                    APRIL 30, 1998  OCTOBER 31,   APRIL 30, 1998  OCTOBER 31,
                     (UNAUDITED)       1997        (UNAUDITED)        1997
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold               38,151        36,302   $     599,942    $    548,745
Shares issued in
  reinvestment of
  dividends and
  distributions           15,685        11,880         185,538         137,199
Shares converted
  from Class B            18,854        22,644         100,015         163,914
Shares redeemed          (23,580)      (60,181)       (294,541)       (704,898)
Net increase              49,110        10,645        $590,954        $144,960

CLASS B
Shares sold              219,686       288,703   $   2,714,861    $  3,468,817
Shares issued in
  reinvestment of
  dividends and
  distributions           60,149        36,947         709,031         427,310
Shares converted
  to Class A             (18,876)      (22,677)       (100,015)       (163,914)
Shares redeemed          (74,223)     (107,669)     (1,053,975)     (1,420,340)
Net increase             186,736       195,304   $   2,269,902    $  2,311,873

CLASS C
Shares sold              212,270       262,637   $   2,511,429    $  3,110,877
Shares issued in
  reinvestment of
  dividends and
  distributions          167,811       138,731       1,971,096       1,592,491
Shares redeemed         (387,130)     (595,288)     (4,823,152)     (7,083,061)
Net decrease              (7,049)     (193,920)      $(340,627)   $ (2,379,693)


                                  NOVEMBER 1, 1996*           NOVEMBER 1, 1996*
                                         TO                            TO
                                  OCTOBER 31, 1997             OCTOBER 31, 1997
                     ------------  ------------  --------------  --------------
ADVISOR CLASS
Shares sold                1,437        82,970   $      17,709    $    974,826
Shares issued in
  reinvestment of
  dividends and
  distributions              174           950           2,065          11,604
Shares redeemed               -0-      (77,556)             -0-       (976,801)
Net increase               1,611         6,364   $      19,774    $      9,629


*    Commencement of distribution.


14


FINANCIAL HIGHLIGHTS                               ALLIANCE INCOME BUILDER FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                          CLASS A
                                            -----------------------------------------------------------------
                                                                                                  MARCH 25,
                                            SIX MONTHS                                             1994(A)
                                              ENDED              YEAR ENDED OCTOBER 31,              TO
                                          APRIL 30,1998  -------------------------------------   OCTOBER 31,
                                           (UNAUDITED)      1997         1996         1995         1994
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $12.57       $11.57       $10.70       $ 9.69       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .38(b)       .50(b)       .56(b)       .93(b)       .96
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  1.08         1.62          .98          .59        (1.02)
Net increase (decrease) in net asset
  value from operations                         1.46         2.12         1.54         1.52         (.06)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.25)        (.51)        (.55)        (.51)        (.04)
Tax return of capital                             -0-          -0-          -0-          -0-        (.01)
Distributions from net realized gains          (1.11)        (.61)        (.12)          -0-        (.20)
Total dividends and distributions              (1.36)       (1.12)        (.67)        (.51)        (.25)
Net asset value, end of period                $12.67       $12.57       $11.57       $10.70       $ 9.69

TOTAL RETURN
Total investment return based on net
  asset value (c)                              12.55%       19.36%       14.82%       16.22%        (.54)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $3,009       $2,367       $2,056       $1,398         $600
Ratio of expenses to average net assets         2.09%(d)     2.09%        2.20%        2.38%        2.52%(d)
Ratio of net investment income to
  average net assets                            6.17%(d)     4.18%        4.92%        5.44%        6.11%(d)
Portfolio turnover rate                          140%         159%         108%          92%         126%


See footnote summary on page 18.


15


FINANCIAL HIGHLIGHTS (CONTINUED)                   ALLIANCE INCOME BUILDER FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                           CLASS B
                                            -----------------------------------------------------------------
                                                                                                 MARCH 25,
                                           SIX MONTHS                                             1994(A)
                                              ENDED                YEAR ENDED OCTOBER 31,           TO
                                         APRIL 30, 1998  -------------------------------------  OCTOBER 31,
                                           (UNAUDITED)      1997         1996         1995         1994
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $12.53       $11.55       $10.70       $ 9.68       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .38(b)       .42(b)       .47(b)       .63(b)       .88
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  1.04         1.61          .98          .83         (.98)
Net increase (decrease) in net asset
  value from operations                         1.42         2.03         1.45         1.46         (.10)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.22)        (.44)        (.48)        (.44)        (.05)
Tax return of capital                             -0-          -0-          -0-          -0-        (.01)
Distributions from net realized gains          (1.11)        (.61)        (.12)          -0-        (.16)
Total dividends and distributions              (1.33)       (1.05)        (.60)        (.44)        (.22)
Net asset value, end of period                $12.62       $12.53       $11.55       $10.70       $ 9.68

TOTAL RETURN
Total investment return based on net
  asset value (c)                              12.20%       18.53%       13.92%       15.55%        (.99)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $11,132       $8,713       $5,775       $3,769       $1,998
Ratio of expenses to average net assets         2.79%(d)     2.80%        2.92%        3.09%        3.09%(d)
Ratio of net investment income to
  average net assets                            6.17%(d)     3.48%        4.19%        4.73%        5.07%(d)
Portfolio turnover rate                          140%         159%         108%          92%         126%


See footnote summary on page 18.


16


                                                   ALLIANCE INCOME BUILDER FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                             CLASS C
                                           ------------------------------------------------------------------------------
                                           SIX MONTHS
                                              ENDED                            YEAR ENDED OCTOBER 31,
                                          APRIL 30, 1998 --------------------------------------------------------------
                                           (UNAUDITED)       1997         1996         1995         1994         1993
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $12.49       $11.52       $10.67       $ 9.66       $10.47       $ 9.80

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .38(b)       .42(b)       .46(b)       .40(b)       .50          .52
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  1.04         1.60          .99         1.05         (.85)         .51
Net increase (decrease) in net asset
  value from operations                         1.42         2.02         1.45         1.45         (.35)        1.03

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.22)        (.44)        (.48)        (.44)        (.09)        (.36)
Tax return of capital                             -0-          -0-          -0-          -0-        (.02)          -0-
Distributions from net realized gains          (1.11)        (.61)        (.12)          -0-        (.35)          -0-
Total dividends and distributions              (1.33)       (1.05)        (.60)        (.44)        (.46)        (.36)
Net asset value, end of period                $12.58       $12.49       $11.52       $10.67       $ 9.66       $10.47

TOTAL RETURN
Total investment return based on net
  asset value (c)                              12.24%       18.50%       13.96%       15.47%       (3.44)%      10.65%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $45,988      $45,765      $44,441      $49,107      $64,027     $106,034
Ratio of expenses to average net assets         2.79%(d)     2.80%        2.93%        3.02%        2.67%        2.32%
Ratio of net investment income to
  average net assets                            6.15%(d)     3.49%        4.13%        4.81%        3.82%        6.85%
Portfolio turnover rate                          140%         159%         108%          92%         126%         101%


See footnote summary on page 18.


17


FINANCIAL HIGHLIGHTS (CONTINUED)                   ALLIANCE INCOME BUILDER FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                              ADVISOR CLASS
                                         ----------------------------
                                                         NOVEMBER 1,
                                          SIX MONTHS       1996(A)
                                             ENDED           TO
                                         APRIL 30, 1998  OCTOBER 31,
                                          (UNAUDITED)       1997
                                         --------------  ------------
Net asset value, beginning of period          $12.56       $11.57

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .38(b)       .61(b)
Net realized and unrealized gain
  on investment transactions                    1.11         1.53
Net increase in net asset
  value from operations                         1.49         2.14

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.27)        (.54)
Distributions from net realized gains          (1.11)        (.61)
Total dividends and distributions              (1.38)       (1.15)
Net asset value, end of period                $12.67       $12.56

TOTAL RETURN
Total investment return based on net
  asset value (c)                              12.81%       19.62%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)       $101          $80
Ratio of expenses to average net assets         1.79%(d)     1.68%
Ratio of net investment income to
  average net assets                            6.18%(d)     4.55%
Portfolio turnover rate                          140%         159%


(a)  Commencement of distribution.

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(d)  Annualized.


18


                                                   ALLIANCE INCOME BUILDER FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
ANDREW M. ARAN, SENIOR VICE PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
WAYNE D. LYSKI, SENIOR VICE PRESIDENT
CORINNE MOLOF HILL, VICE PRESIDENT
VITA M. PIKE, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.
40 Water Street
Boston, MA 02109

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1 (800) 221-5672

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019


(1)  Member of the Audit Committee.


19


ALLIANCE INCOME BUILDER FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

IBFSR